Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments and Contingencies/Litigation [Abstract]
Commitments and Contingencies
15.	Commitments and Contingencies

BFC

At June 30, 2009, a wholly-owned subsidiary of BFC/CCC had a 10% interest in a limited partnership as a non-managing general partner. The partnership owns an office building located in Boca Raton, Florida. In connection with the purchase of the office building in March 2006, BFC/CCC guaranteed repayment of a portion of the non-recourse loan on the property on a joint and several basis with the managing general partner. BFC/CCC’s maximum exposure under this guarantee agreement was $2.0 million (which was shared on a joint and several basis with the managing general partner). In July 2009, BFC/CCC’s wholly-owned subsidiary withdrew as a partner of the limited partnership and transferred its 10% interest to an unaffiliated partner. In return, the partner to whom this interest was assigned agreed to use its reasonable best efforts to obtain the release of BFC/CCC from the guarantee. The partner was unable to secure such a release but agreed to indemnify BFC/CCC’s wholly-owned subsidiary for any losses that may arise under the guarantee after the date of the assignment. No amounts are recorded in our financial statements at September 30, 2011 or December 31, 2010 for this joint venture.

A wholly-owned subsidiary of BFC/CCC had a 10% interest in a limited liability company that owned two commercial properties in Hillsborough County, Florida which served as collateral for an approximately $26.0 million loan to the limited liability company. In connection with the purchase of the commercial properties in November 2006, BFC and the unaffiliated member of the limited liability company each guaranteed the payment of up to a maximum of $5.0 million for certain environmental indemnities and specific obligations that were not related to the financial performance of the properties. BFC and the unaffiliated member also entered into a cross indemnification agreement which limited BFC’s obligations under the guarantee to acts of BFC and its affiliates. On March 25, 2011, the limited liability company reached a settlement with its lender, pursuant to which it conveyed the commercial properties securing the loan via a deed in lieu of foreclosure. BFC and BFC/CCC’s wholly-owned subsidiary were released from all obligations and guarantees related to the two commercial properties. During the first quarter of 2011, BFC recognized the negative basis of its investment of approximately $1.3 million which is included in equity in earnings from unconsolidated affiliates in the Company’s Consolidated Statements of Operations for the nine months ended September 30, 2011.

A wholly-owned subsidiary of BFC/CCC has a 50% limited partner interest in a limited partnership that has a 10% interest in a limited liability company that owns an office building in Tampa, Florida. At September 30, 2011 and December 31, 2010, the carrying amount of this investment was approximately $283,000 and $282,000, respectively, which is included in investments in unconsolidated affiliates in the Company’s Consolidated Statements of Financial Condition. In connection with the purchase of the office building by the limited liability company in June 2007, BFC guaranteed the payment of certain environmental indemnities and specific obligations that are not related to the financial performance of the asset up to a maximum of $15.0 million, or $25.0 million in the event of any petition or involuntary proceeding under the U.S. Bankruptcy Code or similar state insolvency laws or in the event of any transfer of interests not in accordance with the loan documents. BFC and the unaffiliated members also entered into a cross indemnification agreement which limits BFC’s obligations under the guarantee to acts of BFC and its affiliates. No amounts are recorded in the Company’s financial statements at September 30, 2011 or December 31, 2010 for the obligations associated with this guarantee based on the potential indemnification by unaffiliated members and the limit of the specific obligations to non-financial matters.

Based on the current accounting guidance associated with the consolidation of variable interest entities, we are not deemed the primary beneficiaries of the above mentioned BFC/CCC investments because we do not have the power to direct the activities that can significantly impact the performance of these entities. As a result, we do not consolidate these entities into our financial statements.

Woodbridge

Levitt and Sons, Woodbridge’s former wholly-owned homebuilding subsidiary, had approximately $33.3 million of surety bonds related to its ongoing projects at November 9, 2007, the date on which Levitt and Sons and substantially all of its subsidiaries filed voluntary bankruptcy petitions (the “Chapter 11 Cases”). In the event that these obligations are drawn and paid by the surety, Woodbridge could be responsible for up to $7.6 million plus costs and expenses in accordance with the surety indemnity agreements executed by Woodbridge. At September 30, 2011 and December 31, 2010, Woodbridge had $245,000 and $490,000, respectively, in surety bond accruals related to certain bonds where management believes it to be probable that Woodbridge will be required to reimburse the surety under applicable indemnity agreements. It is unclear whether and to what extent the remaining outstanding surety bonds of Levitt and Sons will be drawn and the extent to which Woodbridge may be responsible for additional amounts beyond the previously accrued amounts. Woodbridge will not receive any repayment, assets or other consideration as recovery of any amounts it may be required to pay. In September 2008, a surety filed a lawsuit to require Woodbridge to post collateral against a portion of surety bond exposure in connection with demands made by a municipality. Based on claims by the municipality on the bonds, the surety requested that Woodbridge post a $4.0 million escrow deposit while the matter was being litigated with the municipality. While Woodbridge did not believe that the municipality had the right to demand payment under the bonds, Woodbridge complied with that request. In August 2010, a motion for summary judgment was entered in Woodbridge’s favor terminating any obligations under the bonds. The municipality has appealed the decision.

On February 20, 2009, the Bankruptcy Court presiding over the Chapter 11 Cases entered an order confirming a plan of liquidation jointly proposed by Levitt and Sons and the Official Committee of Unsecured Creditors. That order also approved the settlement pursuant to the settlement agreement that was entered into with the Joint Committee of Unsecured Creditors (as subsequently amended, the “Settlement Agreement”). No appeal or rehearing of the Bankruptcy Court’s order was filed by any party, and the settlement was consummated on March 3, 2009, at which time payment was made in accordance with the terms and conditions of the Settlement Agreement. Under cost method accounting, the cost of settlement and the related $52.9 million liability (less $500,000 which was determined as the settlement holdback and remained as an accrual pursuant to the Settlement Agreement) was recognized into income in the first quarter of 2009, resulting in a $40.4 million gain on settlement of investment in subsidiary. Pursuant to the Settlement Agreement, we agreed to share a percentage of any tax refund attributable to periods prior to the bankruptcy with the Debtors Estate. In the fourth quarter of 2009, we accrued approximately $10.7 million in connection with the portion of the tax refund which may be payable to the Debtors Estate pursuant to the Settlement Agreement. As a result, the gain on settlement of investment in subsidiary for the year ended December 31, 2009 was reduced to $29.7 million. Additionally, in the second quarter of 2010, we increased the $10.7 million accrual by approximately $1.0 million, representing a portion of an additional tax refund which we expect to receive due to a recent change in Internal Revenue Service (“IRS”) guidance that will likely be required to be paid to the Debtors Estate pursuant to the Settlement Agreement. We have placed into escrow approximately $8.4 million, which represents the portion of the tax refund received to date from the IRS that would be payable to the Debtors Estate under the Settlement Agreement.

See also Note 2 to these unaudited consolidated financial statements for a discussion of the pending appraisal rights litigation relating to the merger between BFC and Woodbridge.

Bluegreen

In the ordinary course of its business, Bluegreen becomes subject to claims or proceedings from time to time relating to the purchase, sale or financing of VOIs or other resort operations. Bluegreen is also subject to matters relating to Bluegreen Communities’ business, which it now reports as a discontinued operation. Additionally, from time to time, Bluegreen becomes involved in disputes with existing and former employees, vendors, taxing jurisdictions and various other parties. From time to time in the ordinary course of business, Bluegreen also receives individual consumer complaints, as well as complaints received through regulatory and consumer agencies, including Offices of State Attorney Generals. Bluegreen takes these matters seriously and attempts to resolve any such issues as they arise. Unless otherwise described below, Bluegreen believes that these claims are routine litigation incidental to its business.

Tennessee Tax Audit

In 2005, the State of Tennessee Audit Division (the “Division”) audited certain subsidiaries within Bluegreen Resorts for the period from December 1, 2001 through December 31, 2004. On September 23, 2006, the Division issued a notice of assessment for approximately $0.7 million of accommodations tax based on the use of Bluegreen Vacation Club accommodations by Bluegreen Vacation Club members who became members through the purchase of non-Tennessee property. Bluegreen believes the attempt to impose such a tax is contrary to Tennessee law and have vigorously opposed such assessment by the Division. An informal conference was held in December 2007 to discuss this matter with representatives of the Division. No formal resolution of the issue was reached during the conference. By letter dated May 25, 2011, the State of Tennessee Department of Revenue issued a decision in which it held that two of the three types of transactions in question were taxable. The Department of Revenue confirmed that Bluegreen had already remitted the proper amount of sales tax due on one of the two types of taxable transactions, but has taken the position that Bluegreen owed a total of $0.7 million in taxes and interest based on the second type of transaction. On August 1, 2011 Bluegreen filed suit in the Chancery Court of Davidson County, Tennessee for the purpose of invalidating and setting aside the tax assessment made against Bluegreen by the Department of Revenue.

Destin, Florida Deposit Dispute Lawsuit

In Case No. 2006-Ca-3374, styled Joseph M. Scheyd, Jr., P.A. vs. Bluegreen Vacations Unlimited, Inc.; Hubert A. Laird; and MSB of Destin, Inc., in the Circuit Court of the First Judicial Circuit in and for Okaloosa County, Florida, during 2006, Joseph M. Scheyd, Jr., P.A., as escrow agent, brought an interpleader action seeking a determination as to whether Bluegreen, as purchaser, or Hubert A. Laird and MSB of Destin, Inc., as seller, were entitled to the $1.4 million escrow deposit being maintained with the escrow agent pursuant to a purchase and sale contract for real property located in Destin, Florida. Bluegreen maintains its decision not to close on the purchase of the property was proper under the terms of the purchase and sale contract and therefore is entitled to a return of the full escrow deposit. On June 1, 2011, the trial court made a finding that Bluegreen breached the purchase and sale contract and that the plaintiff was entitled to the escrow deposit and all accrued interest. Bluegreen has filed a notice of appeal with the First District Court of Appeal seeking to appeal the result of the trial court’s decision. In connection with the appeal, the escrow deposit and all accrued interest have been placed in the appropriate Court registry pending the outcome of the appeal.

Inquiry into Consumer Matters by the Office of the Florida Attorney General

The Office of the Attorney General for the State of Florida (the “AGSF”) has advised Bluegreen that it has accumulated a number of consumer complaints since 2005 against Bluegreen and/or its affiliates related to timeshare sales and marketing, and has requested that Bluegreen propose a resolution on a collective basis of any outstanding complaints. The AGSF has also requested that Bluegreen enter into a written agreement in which to establish a process and timeframe for determining consumer eligibility for relief (including, where applicable, monetary restitution). Bluegreen has determined that many of these complaints were previously addressed and/or resolved. Bluegreen is cooperating with the State and does not believe this matter will have a material effect on our results of operations, financial condition or on our sales and marketing activities in Florida.

The matters described below relate to the Bluegreen Communities business, which is reported as a discontinued operation. However, as the Purchase and Sale Agreement to sell substantially all of the assets of Bluegreen Communities (as further described in Note 4 to these unaudited consolidated financial statements) is an asset sale and Southstar has not agreed to assume the liabilities related to the matters described below, these matters would be retained by us even if the transaction is consummated.

Mountain Lakes Mineral Rights

Bluegreen Southwest One, L.P. (“Southwest”), a subsidiary of Bluegreen Corporation, is the developer of the Mountain Lakes subdivision in Texas. In Case No. 28006, styled Betty Yvon Lesley et a1. v. Bluff Dale Development Corporation, Bluegreen Southwest One. L.P. et al., in the 266th Judicial District Court, Erath County, Texas, the plaintiffs filed a declaratory judgment action against Southwest seeking to develop their reserved mineral interests in, on and under the Mountain Lakes subdivision. The plaintiffs’ claims are based on property law, oil and gas law, contract and tort theories. The property owners association and some of the individual landowners have filed cross actions against Bluegreen, Southwest and individual directors of the property owners association related to the mineral rights and certain amenities in the subdivision as described below. On January 17, 2007, the court ruled that the restrictions placed on the development that prohibited oil and gas production and development were invalid and not enforceable as a matter of law, that such restrictions did not prohibit the development of the plaintiffs’ prior reserved mineral interests and that Southwest breached its duty to lease the minerals to third parties for development. The court further ruled that Southwest was the sole holder of the right to lease the minerals to third parties. The order granting the plaintiffs’ motion was severed into Case No. 28769, styled Betty Yvon Lesley et a1. v. Bluff Dale Development Corporation, Bluegreen Southwest One. L.P. et al. in the 266th Judicial District Court, Erath County, Texas. Southwest appealed the trial court’s ruling. On January 22, 2009, in Bluegreen Southwest One, L.P. et al. v. Betty Yvon Lesley et al., in the 11th Court of Appeals, Eastland, Texas, the Appellate Court reversed the trial court’s decision and ruled in Southwest’s favor and determined that all executive rights were owned by Southwest and then transferred to the individual property owners in connection with the sales of land. All property owner claims were decided in favor of Southwest. It was also decided that Southwest did not breach a fiduciary duty to the plaintiffs as an executive rights holder. On May 14, 2009, the plaintiffs filed an appeal with the Texas Supreme Court asking the Court to reverse the Appellate Court’s decision in favor of Southwest. On September 15, 2010 the Court heard oral arguments on whether to reverse or affirm the Appellate Court’s decision.

On August 26, 2011, the Court issued its opinion affirming the Appellate Court’s decision in part and reversing it in part. The Court held that Southwest did not breach any covenants in the deed, but did breach a duty to the plaintiffs by filing restrictive covenants in connection with the development of the property which prohibited mineral development, and that the appropriate remedy was cancellation of the restrictive covenants. The Court further ruled that the plaintiffs have no right of ingress to, or egress from the subdivision, and that Southwest’s inaction in not leasing the mineral rights was not, by itself, a breach of a duty. The Court remanded the case to the trial court for disposition consistent with its decision. No information is available as to when the trial court will render its ruling.

Schawrz, et al. Lawsuit Regarding Community Amenities

On September 18, 2008, in Case No. 2008-5U-CV-1358-WI, styled Paul A. Schwarz and Barbara S. Schwarz v. Bluegreen Communities of Georgia, LLC and Bluegreen Corporation, in the United States District Court for the Southern District of Georgia, Brunswick Division, the plaintiffs brought suit alleging fraud and misrepresentation with regards to the construction of a marina at the Sanctuary Cove subdivision located in Camden County, Georgia. The plaintiffs subsequently withdrew the fraud and misrepresentation counts and filed a count alleging violation of racketeering laws. On January 25, 2010, the plaintiffs filed a second complaint seeking approval to proceed with the lawsuit as a class action on behalf of more than 100 persons alleged to have been harmed by the alleged activities in a similar manner. On September 2, 2011, the court issued an Order granting Bluegreen’s Motion for Summary Judgment and, dismissing the lawsuit in full. The time period within which the plaintiffs may appeal the decision has expired.

Community Cable Service, LLC Lawsuit

On June 3, 2010, in Case No. 16-2009-CA-008028, styled Community Cable Service, LLC v. Bluegreen Communities of Georgia, LLC and Sanctuary Cove at St. Andrews Sound Community Association, Inc., a/k/a Sanctuary Cove Home Developers Association, Inc., in the Circuit Court of the Fourth Judicial Circuit in and for Duval County, Florida, the plaintiffs filed suit alleging breach by Bluegreen Communities of Georgia and the community association of a bulk cable TV services contract at Bluegreen Communities’ Sanctuary Cove single family residential community being developed in Waverly, Georgia. In its complaint, the plaintiffs alleged that unpaid bulk cable fees are due from the defendants, and that the non-payment of fees will continue to accrue on a monthly basis. Bluegreen and the community association have responded that the plaintiffs breached the parties’ contract. The case went to mediation on September 20, 2010, but no resolution was reached. Both parties filed Motions for Summary Judgment. On November 3, 2011, the parties agreed to tentative terms to settle the matter and are currently negotiating a formal settlement agreement. It is currently expected that this settlement agreement, if finalized, will provide for payments to be made to the plaintiffs over a four-year period and for the plaintiffs to release the defendants from any other obligations relating to this matter. The tentative terms of the settlement contemplate the community association making a payment to the plaintiffs of $250,000 during the first year of the four-year period and Bluegreen Communities of Georgia making three annual payments to the plaintiffs of $150,000 each and a payment of $125,000 during the fourth year. It is also expected that Bluegreen Corporation will guarantee Bluegreen Communities of Georgia’s obligations under the settlement agreement. There is no assurance that the settlement will be finalized on the contemplated terms, or at all.

The County of Comal, Texas Lawsuit

On September 18, 2011, in Case No. T-7663A, styled The County of Comal, Texas vs. Bluegreen Southwest One, LP et al, in the District Court of the 22 nd Judicial District, Comal County, Texas, The County of Comal, Texas, collecting property taxes for itself and for various local taxing districts, brought suit for the collection of delinquent taxes alleged to be due, including interest, penalties and costs totaling approximately $0.9 million. On September 28, 2011, Southwest answered the Complaint and alleged it was entitled to an abatement of the proceeding because it has filed administrative protests with the Comal County Appraisal Review Board and is waiting for an administrative hearing and determination. Southwest disputes its liability for the taxes and while waiting for an administrative hearing on the issue, believes it is inappropriate for the civil action to proceed. No further information is available as to whether the administrative hearing will be held, and if so, when, or whether Southwest’s request for an abatement of the tax suit will be granted.

BankAtlantic Bancorp

Financial instruments with off-balance sheet risk were (in thousands):

	September 30, 2011	December 31, 2010
Commitments to sell fixed rate residential loans	$6,298	14,408
Commitments to originate loans held for sale	5,783	12,571
Commitments to originate loans held to maturity	17,655	10,693
Commitments to purchase residential loans	—	2,590
Commitments to extend credit, including the undisbursed portion of loans in process	335,757	357,730
Standby letters of credit	6,613	9,804
Commercial lines of credit	68,361	77,144

Standby letters of credit are conditional commitments issued by BankAtlantic to guarantee the performance of a customer to a third party. BankAtlantic’s standby letters of credit are generally issued to customers in the construction industry guaranteeing project performance. These types of standby letters of credit had a maximum exposure of $5.7 million at September 30, 2011. BankAtlantic also issues standby letters of credit to commercial lending customers guaranteeing the payment of goods and services. These types of standby letters of credit had a maximum exposure of $0.9 million at September 30, 2011. These guarantees are primarily issued to support public and private borrowing arrangements and have maturities of one year or less. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. BankAtlantic may hold certificates of deposit and residential and commercial liens as collateral for such commitments. Included in other liabilities at each September 30, 2011 and December 31, 2010 were $34,000 of unearned guarantee fees. There were no obligations associated with these guarantees recorded in the financial statements.

BankAtlantic Bancorp and its subsidiaries are parties to lawsuits as plaintiff or defendant involving its bank operations, lending and tax certificates. Although BankAtlantic Bancorp believes it has meritorious defenses in all current legal actions, the outcome of litigation and regulatory matters and timing of ultimate resolution are inherently difficult to predict and uncertain.

Reserves are accrued in matters for which it is probable that a loss will be incurred and the amount of such loss can be reasonably estimated. BankAtlantic Bancorp accrued $3.4 million related to these matters as of September 30, 2011. The $3.4 million accrual includes a $2.7 million settlement in October 2011 of a matter related to our tax certificate operations. The actual costs of resolving pending legal claims may be substantially higher or lower than the amounts accrued for these claims.

A range of reasonably possible losses is estimated for matters in which it is reasonably possible that a loss has been incurred or that a loss is probable but not reasonably estimable. Management currently estimates the aggregate range of reasonably possible losses as $0.8 million to $3.6 million in excess of the accrued liability relating to these legal matters. This estimated range of reasonably possible losses represents the estimated possible losses over the life of such legal matters, which may span a currently indeterminable number of years, and is based on information currently available. The matters underlying the estimated range will change from time to time, and actual results may vary significantly from this estimate. Therefore, those matters for which a reasonable estimate is not possible are not included within this estimated range and this estimated range does not represent BankAtlantic Bancorp’s maximum loss exposure.

In certain matters BankAtlantic Bancorp is unable to estimate the loss or reasonable range of loss until additional developments in the case provide information sufficient to support an assessment of the loss or range of loss. Frequently in these matters the claims are broad and the plaintiffs have not quantified or factually supported the claim.

BankAtlantic Bancorp believes that liabilities arising from litigation and regulatory matters, discussed below, in excess of the amounts currently accrued, if any, will not have a material impact to BankAtlantic Bancorp’s financial statements. However, due to the significant uncertainties involved in these legal matters, BankAtlantic Bancorp may incur losses in excess of accrued amounts and an adverse outcome in these matters could be material to BankAtlantic Bancorp’s financial statements.

The following is a description of the ongoing litigation and regulatory matters:

Class action securities litigation

In October 2007, BankAtlantic Bancorp and current or former officers of BankAtlantic Bancorp were named in a lawsuit which alleged that during the period of November 9, 2005 through October 25, 2007, BankAtlantic Bancorp and the named officers knowingly and/or recklessly made misrepresentations of material fact regarding BankAtlantic and specifically BankAtlantic’s loan portfolio and allowance for loan losses. The Complaint asserted claims for violations of the Securities Exchange Act of 1934 and Rule 10b-5 and sought unspecified damages. On November 18, 2010, a jury returned a verdict awarding $2.41 per share to shareholders who purchased shares of BankAtlantic Bancorp’s Class A Common Stock during the period of April 26, 2007 to October 26, 2007 who retained those shares until the end of the period. The jury rejected the plaintiffs’ claim for the six month period from October 19, 2006 to April 25, 2007. Prior to the beginning of the trial, the plaintiffs abandoned any claim for any prior period. On April 25, 2011, the Court granted defendants’ post-trial motion for judgment as a matter of law and vacated the jury verdict, resulting in a judgment in favor of all defendants on all claims. The plaintiffs have appealed the Court’s order setting aside the jury verdict.

In July 2008, BankAtlantic Bancorp, certain officers and Directors were named in a lawsuit which alleged that the individual defendants breached their fiduciary duties by engaging in certain lending practices with respect to BankAtlantic Bancorp’s Commercial Real Estate Loan Portfolio. The Complaint further alleged that BankAtlantic Bancorp’s public filings and statements did not fully disclose the risks associated with the Commercial Real Estate Loan Portfolio and sought damages on behalf of BankAtlantic Bancorp. In July 2011, the case was dismissed and the parties exchanged mutual releases and neither the individual defendants nor BankAtlantic Bancorp made any monetary payments in connection with the dismissal.

Class Action Overdraft Processing Litigation

In November 2010, the two pending class action complaints against BankAtlantic associated with overdraft fees were consolidated. The Complaint, which asserts claims for breach of contract and breach of the duty of good faith and fair dealing, alleges that BankAtlantic improperly re-sequenced debit card transactions from largest to smallest, improperly assessed overdraft fees on positive balances, and improperly imposed sustained overdraft fees on customers. BankAtlantic has filed a motion to dismiss which is pending with the Court.

Office of Thrift Supervision Overdraft Processing Examination

As previously disclosed, the Office of Thrift Supervision advised BankAtlantic that it had determined that BankAtlantic had engaged in deceptive and unfair practices in violation of Section 5 of the Federal Trade Commission Act relating to certain of BankAtlantic’s deposit-related products. On June 2, 2011, the OTS concluded that BankAtlantic engaged in certain deceptive and unfair practices in violation of Section 5 of the Federal Trade Commission Act and OTS regulations, and requested that BankAtlantic submit a restitution plan for OTS’s consideration. The OTS also advised BankAtlantic that BankAtlantic could be subject to civil money penalties. BankAtlantic believes it has complied with all applicable laws and OTS guidelines and on July 5, 2011, BankAtlantic filed an appeal of the OTS positions. That appeal is now before the OCC which will review the issues under its processes and guidelines.

Securities and Exchange Commission Investigation

BankAtlantic Bancorp has received a notice of investigation from the Securities and Exchange Commission, (“SEC”) Miami Regional Office and subpoenas for information. The subpoenas requested a broad range of documents relating to, among other matters, recent and pending litigation to which BankAtlantic Bancorp is or was a party, certain of BankAtlantic Bancorp’s non-performing, non-accrual and charged-off loans, BankAtlantic Bancorp’s cost saving measures, loan classifications, BankAtlantic Bancorp’s asset workout subsidiary, and Orders with the OTS entered into by BankAtlantic Bancorp Parent Company and BankAtlantic. Various current and former employees also received subpoenas for documents and testimony.

The Miami regional office staff of the SEC has indicated that it is recommending that the SEC bring a civil action against BankAtlantic Bancorp alleging that BankAtlantic Bancorp violated certain provisions of federal securities laws, including Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder. BankAtlantic Bancorp has also been informed that its chief executive officer received a similar communication. In communications between BankAtlantic Bancorp’s counsel and the Miami regional office staff, BankAtlantic Bancorp has learned that the basis for the recommended actions included many of the same arguments brought in the private class action securities litigation concluded at the district court level in favor of BankAtlantic Bancorp and the individual defendants. In addition, the Miami regional office staff raised issues relating to the classification and valuation of certain loans included in BankAtlantic Bancorp’s financial information for the last quarter of 2007 and in its annual report on Form 10-K for the 2007 fiscal year. BankAtlantic Bancorp and its CEO responded to the issues raised by the Miami regional office staff in June 2011. If litigation is brought, the SEC may seek remedies including an injunction against future violations of federal securities laws, civil money penalties and an officer and director bar. BankAtlantic Bancorp believes that it has fulfilled all of its obligations under securities laws and, if such actions are brought by the SEC against BankAtlantic Bancorp and/or any of its officers, such actions will be vigorously defended.

Concentration of Credit Risk

BankAtlantic has a high concentration of its consumer home equity and commercial loans in the State of Florida. Real estate values and general economic conditions have significantly deteriorated since the origination dates of these loans. If market conditions in Florida do not improve or deteriorate further, BankAtlantic may be exposed to significant additional credit losses in these loan portfolios.

BankAtlantic also purchases residential loans located throughout the country. The majority of these residential loans are jumbo residential loans. A jumbo loan has a principal amount above the industry-standard definition of conventional conforming loan limits. These loans could potentially have outstanding loan balances significantly higher than related collateral values in distressed areas of the country as a result of the decline in real estate values in residential housing markets. Also included in this purchased residential loan portfolio are interest-only loans. The structure of these loans results in possible increases in a borrower’s loan payments when the contractually required repayments change due to interest rate movement and the required amortization of the principal amount. These payment increases could affect a borrower’s ability to meet the debt service on or repay the loan and lead to increased defaults and losses. At September 30, 2011, BankAtlantic’s residential loan portfolio included $411.9 million of interest-only loans, which represents 44.3% of the residential loan portfolio Interest-only residential loans scheduled to become fully amortizing during the three months ended December 31, 2011 and during the year ended December 31, 2012 total $15.8 million and $38.7 million, respectively. If market conditions in the areas where the collateral for BankAtlantic’s residential loans is located do not improve or deteriorate further, or the borrowers are not in a position to make any increased payments due under the terms of their loans. BankAtlantic may be exposed to additional losses in this portfolio.

27.	Commitments and Contingencies

The Company (including its subsidiaries) is a lessee under various operating leases for real estate and equipment extending to the year 2072. At December 31, 2010, the approximate minimum future rental payments under such leases, for the periods shown are (in thousands):

Year Ending December 31,	Amount
2011	$18,286
2012	15,615
2013	12,542
2014	10,852
2015	10,090
Thereafter	87,112

Total	$154,496

The Company and its subsidiaries incurred rent expense including rent expense related to our discontinued operations, for the periods shown (in thousands):

	For the Years Ended December 31,
	2010	2009	2008
Rental expense for premises and equipment	$22,466	$14,388	$14,407

BFC

At June 30, 2009, a wholly-owned subsidiary of BFC/CCC, Inc. (“BFC/CCC”) had a 10% interest in a limited partnership as a non-managing general partner. The partnership owns an office building located in Boca Raton, Florida. In connection with the purchase of the office building in March 2006, BFC/CCC guaranteed repayment of a portion of the non-recourse loan on the property on a joint and several basis with the managing general partner. BFC/CCC’s maximum exposure under this guarantee agreement is $2.0 million (which is shared on a joint and several basis with the managing general partner). In July 2009, BFC/CCC’s wholly-owned subsidiary withdrew as partner of the limited partnership and transferred its 10% interest to another unaffiliated partner. In return, the partner to whom this interest was assigned agreed to use its reasonable best efforts to obtain the release of BFC/CCC from the guarantee. The partner was unable to secure such a release and that partner has agreed to indemnify BFC/CCC’s wholly-owned subsidiary for any losses that may arise under the guarantee after the date of the assignment. There are no carrying amounts on our financial statements at December 31, 2010 for this joint venture.

A wholly-owned subsidiary of BFC/CCC has a 10% interest in a limited liability company that owned two commercial properties in Hillsborough County, Florida. During the fourth quarter of 2010, the limited liability company recorded an impairment charge related to these properties, $1.9 million of which was recognized by BFC/CCC’s wholly-owned subsidiary. The $1.9 million impairment charge exceeded the carrying value of our investment. At December 31, 2010, the Company classified the negative basis of the investment of approximately $1.3 million in other liabilities on the Company’s Consolidated Statement of Financial Condition. At December 31, 2009, the carrying amount of this investment was approximately $690,000, and is included as an asset in investments in unconsolidated affiliates in the Company’s Consolidated Statements of Financial Condition. In connection with the purchase of the commercial properties in November 2006, BFC and the unaffiliated member each guaranteed the payment of up to a maximum of $5.0 million for certain environmental indemnities and specific obligations that are not related to the financial performance of the assets. BFC and the unaffiliated member also entered into a cross indemnification agreement which limits BFC’s obligations under the guarantee to acts of BFC and its affiliates. On March 25, 2011, the limited liability company reached a settlement with its lender and has conveyed the commercial properties securing the loan via a deed in lieu of foreclosure. BFC and BFC/CCC’s wholly-owned subsidiary were released from all obligations and guarantees related to the two commercial properties.

A wholly-owned subsidiary of BFC/CCC has a 50% limited partner interest in a limited partnership that has a 10% interest in a limited liability company that owns an office building in Tampa, Florida. At December 31, 2010 and 2009, the carrying amount of this investment was approximately $282,000 and $319,000, respectively, which is included in investments in unconsolidated affiliates in the Company’s Consolidated Statements of Financial Condition. In connection with the purchase of the office building by the limited liability company in June 2007, BFC guaranteed the payment of certain environmental indemnities and specific obligations that are not related to the financial performance of the asset up to a maximum of $15.0 million, or $25.0 million in the event of any petition or involuntary proceeding under the U.S. Bankruptcy Code or similar state insolvency laws or in the event of any transfer of interests not in accordance with the loan documents. BFC and the unaffiliated members also entered into a cross indemnification agreement which limits BFC’s obligations under the guarantee to acts of BFC and its affiliates. No amounts are recorded in the Company’s financial statements for the obligations associated with this guarantee based on the potential indemnification by unaffiliated members and the limit of the specific obligations to non-financial matters.

Based on the current accounting guidance associated with the consolidation of variable interest entities implemented on January 1, 2010, we are not deemed the primary beneficiaries in connection with the above mentioned BFC/CCC investments and do not consolidate these entities into our financial statements. We do not have the power to direct the activities that can significantly impact the performance of these entities.

Woodbridge

Levitt and Sons, Woodbridge’s former wholly-owned homebuilding subsidiary, had approximately $33.3 million of surety bonds related to its ongoing projects at November 9, 2007, the date on which Levitt and Sons and substantially all of its subsidiaries filed voluntary bankruptcy petitions (the “Chapter 11 Cases”). In the event that these obligations are drawn and paid by the surety, Woodbridge could be responsible for up to $7.6 million plus costs and expenses in accordance with the surety indemnity agreements executed by Woodbridge. At December 31, 2010 and December 31, 2009, Woodbridge had $490,000 and $527,000, respectively, in surety bond accruals related to certain bonds where management believes it to be probable that Woodbridge will be required to reimburse the surety under applicable indemnity agreements. Woodbridge reimbursed the surety approximately $348,000 and $532,000 during the year ended December 31, 2009 and 2008, respectively, in accordance with the indemnity agreement for bond claims paid during the period. No reimbursements were made in the year ended December 31, 2010. It is unclear whether and to what extent the remaining outstanding surety bonds of Levitt and Sons will be drawn and the extent to which Woodbridge may be responsible for additional amounts beyond the previous accrued amount. Woodbridge will not receive any repayment, assets or other consideration as recovery of any amounts it may be required to pay. In September 2008, a surety filed a lawsuit to require Woodbridge to post collateral against a portion of surety bond exposure in connection with demands made by a municipality. While Woodbridge did not believe that the municipality had the right to demand payment under the bonds. Based on claims by the municipality on the bonds, the surety requested that Woodbridge post a $4.0 million escrow deposit while the matter was being litigated with the municipality and Woodbridge complied with that request. In August 2010, a motion for summary judgment was entered in Woodbridge’s favor terminating any obligations under the bonds. The municipality has appealed the decision.

On February 20, 2009, the Bankruptcy Court presiding over the Chapter 11 Cases entered an order confirming a plan of liquidation jointly proposed by Levitt and Sons and the Official Committee of Unsecured Creditors. That order also approved the settlement pursuant to the settlement agreement that was entered into with the Joint Committee of Unsecured Creditors (the “Settlement Agreement”). No appeal or rehearing of the Bankruptcy Court’s order was filed by any party, and the settlement was consummated on March 3, 2009, at which time payment was made in accordance with the terms and conditions of the settlement agreement as amended. Under cost method accounting, the cost of settlement and the related $52.9 million liability (less $500,000 which was determined as the settlement holdback and remained as an accrual pursuant to the settlement agreement) was recognized into income in the first quarter of 2009, resulting in a $40.4 million gain on settlement of investment in subsidiary. Pursuant to the settlement agreement, we agreed to share a percentage of any tax refund attributable to periods prior to the bankruptcy with the Debtors Estate. In the fourth quarter of 2009, we accrued approximately $10.7 million in connection with the portion of the tax refund which may be payable to the Debtors Estate pursuant to the settlement agreement. As a result, the gain on settlement of investment in subsidiary for the year ended December 31, 2009 was reduced to $29.7 million. Additionally, in the second quarter of 2010, we increased the $10.7 million accrual by approximately $1.0 million, representing a portion of an additional tax refund which we expect to receive due to a recent change in Internal Revenue Service (“IRS”) guidance that will likely be required to be paid to the Debtors Estate pursuant to the Settlement Agreement. We have placed into escrow approximately $8.4 million, which represents the portion of the tax refund received to date from the Internal Revenue Service that would be payable to the Debtors Estate under the Settlement Agreement. At December 31, 2010, this amount is included as restricted cash in the Company’s Consolidated Statement of Financial Condition.

As previously disclosed, under Florida law, holders of Woodbridge’s Class A Common Stock who did not vote to approve the merger between Woodbridge and BFC and properly asserted and exercised their appraisal rights with respect to their shares (“Dissenting Holders”) are entitled to receive a cash payment in an amount equal to the fair value of their shares as determined in accordance with the provisions of Florida law in lieu of the shares of BFC’s Class A Common Stock that they would otherwise have been entitled to receive. Dissenting Holders, who collectively held approximately 4.2 million shares of Woodbridge’s Class A Common Stock, have rejected Woodbridge’s offer of $1.10 per share and requested payment for their shares based on their respective fair value estimates of Woodbridge’s Class A Common Stock. Litigation with respect to the appraisal process is currently ongoing. In December 2009, a $4.6 million liability was recorded with a corresponding reduction to additional paid-in capital, which is reflected in the Company’s Consolidated Statements of Financial Condition representing in the aggregate Woodbridge’s offer to the Dissenting Holders. However, outcome of the appraisal rights litigation is uncertain. There is no assurance as to the amount of cash that we will be required to pay to the Dissenting Holders, and such amount may be greater than the $4.6 million that we have accrued.

Bluegreen

In 2006, Bluegreen entered into a separation agreement with its former CEO, George Donovan. Under the terms of this agreement, Mr. Donovan will be paid a total of $3.0 million over a seven year period ending December 31, 2013 in exchange for his services to be available on a when and if needed basis. As of December 31, 2010, the remaining amount due to Mr. Donovan was $0.9 million, the present value of which is recorded as a liability in the Company’s consolidated balance sheet.

In the ordinary course of its business, Bluegreen becomes subject to claims or proceedings from time to time relating to the purchase, subdivision, sale or financing of real estate. Additionally, from time to time, Bluegreen becomes involved in disputes with existing and former employees, vendors, taxing jurisdictions and various other parties. Unless otherwise described below, Bluegreen believes that these claims are routine litigation incidental to its business.

BankAtlantic Bancorp

In the normal course of business, BankAtlantic Bancorp and its subsidiaries is a party to financial instruments with off-balance-sheet risk. These financial instruments include commitments to extend credit and to issue standby and documentary letters of credit and involve, to varying degrees, elements of credit risk. BankAtlantic’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit written is represented by the contractual amount of those instruments. BankAtlantic uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Financial instruments with off-balance sheet risk were (in thousands):

	As of December 31,
	2010	2009
Commitments to sell fixed rate residential loans	$14,408	$23,255
Commitments to originate loans held for sale	12,571	18,708
Commitments to originate loans held to maturity	10,693	43,842
Commitments to purchase residential loans	2,590	—
Commitments to extend credit, including the undisbursed portion of loans in process	357,730	396,627
Standby letters of credit	9,804	13,573
Commercial lines of credit	77,144	74,841

Commitments to extend credit are agreements to lend funds to a customer subject to conditions established in the commitment. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements at December 31, 2010. BankAtlantic has $20.1 million of commitments to extend credit at a fixed interest rate and $360.9 million of commitments to extend credit at a variable rate. BankAtlantic evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral required by BankAtlantic in connection with an extension of credit is based on management’s credit evaluation of the counter-party.

Standby letters of credit are conditional commitments issued by BankAtlantic to guarantee the performance of a customer to a third party. BankAtlantic standby letters of credit are generally issued to customers in the construction industry guaranteeing project performance. These types of standby letters of credit had a maximum exposure of $8.3 million at December 31, 2010. BankAtlantic also issues standby letters of credit to commercial lending customers guaranteeing the payment of goods and services. These types of standby letters of credit had a maximum exposure of $1.5 million at December 31, 2010. Those guarantees are primarily issued to support public and private borrowing arrangements and generally have maturities of one year or less. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. BankAtlantic may hold certificates of deposit and residential and commercial liens as collateral for such commitments which are collateralized similar to other types of borrowings. Included in other liabilities at December 31, 2010 was $34,000 of unearned guarantee fees.

BankAtlantic is required to maintain reserve balances with the Federal Reserve Bank. Such reserves consisted of cash and amounts due from banks of $29.4 million and $25.9 million at December 31, 2010 and 2009, respectively.

As a member of the FHLB system, BankAtlantic is required to purchase and hold stock in the FHLB of Atlanta. As of December 31, 2010 BankAtlantic was in compliance with this requirement, with an investment of approximately $43.6 million in stock of the FHLB of Atlanta.

Pursuant to the Ryan Beck sale agreement, BankAtlantic Bancorp agreed to indemnify Stifel and its affiliates against any claims of any third party losses attributable to disclosed or undisclosed liabilities that arise out of the conduct or activities of Ryan Beck prior to the Stifel acquisition of Ryan Beck. The indemnification of the third party losses is limited to those losses which individually exceed $100,000, and in the aggregate exceed $3 million with a $20 million limitation on the indemnity. The indemnified losses include federal taxes and litigation claims. The indemnification period for litigation claims asserted ended on August 31, 2009. Included in the Company’s Consolidated Statement of Operations in discontinued operations during each of the years in the two years ended December 31, 2010 was $0.5 million in indemnification costs.

BankAtlantic has terminated various operating leases originally executed for store expansion or back-office facilities. In certain lease terminations, the landlord consents to the assignment of the lease to a third party; however, BankAtlantic remains secondarily liable for the lease obligation. As of December 31, 2010, BankAtlantic was secondarily liable for $9.4 million of lease payments associated with lease assignments. BankAtlantic uses the same credit policies in assigning these leases to third parties as it does in originating loans. BankAtlantic recognizes a lease guarantee obligation upon the execution of lease assignments and included in other liabilities at December 31, 2010 was $0.2 million of unamortized lease guarantee obligations.

The FDIC is authorized to raise deposit assessment rates in certain circumstances, which would affect savings institutions in all risk categories. The FDIC has exercised this authority several times in the past and could raise rates in the future. In April 2009, the FDIC raised its assessment rates based on the risk rating of each financial institution and in June 2009 the FDIC imposed a 5 basis point special assessment. In September 2009, the FDIC required financial institutions to prepay, on December 31, 2009, their estimated FDIC insurance assessments for the fourth quarter of 2009 and for all of 2010, 2011 and 2012. Included in the Company’s Consolidated Statement of Operations for the year ended December 31, 2009 was a $2.4 million FDIC special assessment and FDIC insurance assessments of $10.1 million, $8.6 million, and $2.8 million for the years ended December 31, 2010, 2009 and 2008, respectively. Included in the Company’s Consolidated Statement of Financial Condition as of December 31, 2010 were prepaid FDIC assessments of $22.0 million. Continued increases in deposit insurance premiums would have an adverse effect on our earnings.

BankAtlantic Bancorp and its subsidiaries are parties to lawsuits as plaintiff or defendant involving its bank operations, lending and tax certificates. Although BankAtlantic Bancorp believes it has meritorious defenses in all current legal actions, the outcome of litigation and regulatory matters and timing of ultimate resolution are inherently difficult to predict and uncertain.

Reserves are accrued for matters in which it is probable that a loss will be incurred and the amount of such loss can be reasonably estimated. These accrual amounts as of December 31, 2010 are not material to the Company’s financial statements. The actual costs of resolving these legal claims may be substantially higher or lower than the amounts accrued for these claims.

A range of reasonably possible losses is estimated for matters in which it is reasonably possible that a loss has been incurred or that a loss is probable but not reasonably estimable. Management of BankAtlantic Bancorp currently estimates the aggregate range of reasonably possible losses as $9.9 million to $45.6 million in excess of the accrued liability relating to these legal matters. This estimated range of reasonably possible losses represents the estimated possible losses over the life of such legal matters, which may span a currently indeterminable number of years, and is based on information currently available as of December 31, 2010. The matters underlying the estimated range will change from time to time, and actual results may vary significantly from this estimate. Those matters for which a reasonable estimate is not possible are not included within this estimated range and, therefore, this estimated range does not represent BankAtlantic Bancorp’s maximum loss exposure.

In certain matters BankAtlantic Bancorp is unable to estimate the loss or reasonable range of loss until additional developments in the case provide information sufficient to support an assessment of the loss or range of loss. Frequently in these matters the claims are broad and the plaintiffs’ have not quantified or factually supported the claim.

BankAtlantic Bancorp believes that liabilities arising from litigation and regulatory matters, discussed below, in excess of the amounts currently accrued, if any, will not have a material impact to the financial statements. However, due to the significant uncertainties involved in these legal matters, BankAtlantic Bancorp may incur losses in excess of accrued amounts and an adverse outcome in these matters could be material to BankAtlantic Bancorp’s financial statements.

The following is a description of BankAtlantic Bancorp’s ongoing litigation and regulatory matters:

Class Action Securities Litigation

In October 2007, BankAtlantic Bancorp and current or former officers of BankAtlantic Bancorp were named in a lawsuit which alleges that during the period of November 9, 2005 through October 25, 2007, BankAtlantic Bancorp and the named officers knowingly and/or recklessly made misrepresentations of material fact regarding BankAtlantic and specifically BankAtlantic’s loan portfolio and allowance for loan losses. The Complaint seeks to assert claims for violations of the Securities Exchange Act of 1934 and Rule 10b-5 and seeks unspecified damages. On November 18, 2010, a jury returned a verdict awarding $2.41 per share to shareholders who purchased shares of BankAtlantic Bancorp’s Class A Common Stock during the period of April 26, 2007 to October 26, 2007 who retained those shares until the end of the period. The jury rejected the plaintiffs’ claim for the six month period from October 19, 2006 to April 25, 2007. Prior to the beginning of the trial, the plaintiffs abandoned any claim for any prior period. BankAtlantic Bancorp has filed motions to set aside the verdict and the judge has indicated that if those are denied she will certify the jury verdict to the United States Court of Appeals to the Eleventh Circuit before any judgment is entered or claims process is commenced.

In July 2008, BankAtlantic Bancorp, certain officers and Directors were named in a lawsuit which alleges that the individual defendants breached their fiduciary duties by engaging in certain lending practices with respect to BankAtlantic Bancorp’s Commercial Real Estate Loan Portfolio. The Complaint further alleges that BankAtlantic Bancorp’s public filings and statements did not fully disclose the risks associated with the Commercial Real Estate Loan Portfolio and seeks damages on behalf of BankAtlantic Bancorp. The case has been stayed pending final resolution of the class action securities litigation.

Class Action Overdraft Processing Litigation

In November 2010, the two pending class action complaints against BankAtlantic associated with overdraft fees were consolidated. The Complaint, which asserts claims for breach of contract and breach of the duty of good faith and fair dealing, alleges that BankAtlantic improperly re-sequenced debit card transactions from largest to smallest, improperly assessed overdraft fees on positive balances, and improperly imposed sustained overdraft fees on customers. BankAtlantic has filed a motion to dismiss which is pending with the Court.

Office of Thrift Supervision Overdraft Processing Investigation

On January 6, 2011, the Office of Thrift Supervision advised BankAtlantic that it had determined, subject to receipt of additional information from BankAtlantic, that BankAtlantic had engaged in deceptive and unfair practices in violation of Section 5 of the Federal Trade Commission Act, relating to certain of BankAtlantic’s deposit-related products. The OTS provided BankAtlantic the opportunity to respond with any additional or clarifying information, and BankAtlantic submitted a written response to the OTS on February 7, 2011 addressing the OTS’s position.

Securities and Exchange Commission Investigation

BankAtlantic Bancorp has received a notice of investigation from the Securities and Exchange Commission, Miami Regional Office and subpoenas for information. The subpoenas request a broad range of documents relating to, among other matters, recent and pending litigation to which BankAtlantic Bancorp is or was a party, certain of BankAtlantic Bancorp’s non-performing, non-accrual and charged-off loans, BankAtlantic Bancorp’s cost saving measures, loan classifications, BankAtlantic Bancorp’s asset workout subsidiary and the recent Orders with the OTS entered into by BankAtlantic Bancorp Parent Company and BankAtlantic. Various current and former employees have also received subpoenas for documents and testimony. BankAtlantic Bancorp is fully cooperating with the Securities and Exchange Commission.